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                                 EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in Registration Statement Number 83-60082 on Form S-8 of our report dated July 8, 1994 relating to the combined statement of gross income and direct operating expenses of seven multifamily housing properties located in Tucson, Arizona, included in BRE Properties, Inc.'s Form 8-K.



                                                 KENNETH LEVENTHAL & COMPANY



Phoenix, Arizona
November 21, 1994